Exhibit 10.25

                          PRODUCT INTEGRATION AGREEMENT

     This PRODUCT INTEGRATION AGREEMENT ("Agreement") is made effective November 1, 1996 by and between Intelligent Medical Imaging, Inc. with offices at 4360 Northlake Blvd., Suite 214, Palm Beach Gardens, Florida, together with its subsidiaries and affiliates (collectively "IMI") and DiaSys Corporation, with offices at 49 Leavenworth Street, Waterbury, Connecticut, together with its subsidiaries and affiliates (collectively "DSC").

     WHEREAS, DSC designs, develops, manufactures and markets proprietary diagnostic equipment and workstations used in routine microscopic analysis of fluids;

    WHEREAS, DSC currently manufactures and distributes two such workstations under the brand names R/S 2003 and FE-2 (collectively, and as each is further described in Schedule 1 hereof), and including all object code form software utilized by or contained in the foregoing (the "Software"), and as the same may be enhanced and/or functionally improved from time to time the "Products");

    WHEREAS, IMI designs, develops, manufactures and markets a large scale diagnostic workstation which automates and standardizes routine microscopic analysis of white blood cells under the brand name Micro 21;

    WHEREAS, IMI wishes to physically integrate the Product into IMI's Micro 21 workstation such that the Product becomes mechanically and/or electronically integrated with the Micro 21 workstation, and controlled remotely through IMI's mechanical and electronic interfaces ("Integrated Systems");

    AND WHEREAS, DSC and IMI wish to enter into a relationship whereby IMI may purchase Product from DSC, use such Product to create Integrated Systems and to market, distribute, and service such Integrated Systems under the IMI name and logo.

    NOW THEREFORE, in consideration of their mutual promises and covenants, the value of which each party deems sufficient, the parties hereto agree as follows:

1.  NATURE OF RELATIONSHIP

    1.1 USE OF TECHNOLOGY. IMI is hereby granted, subject to the terms of this Agreement, a non-exclusive, personal, nontransferable, non-assignable license (the "License") to (i) combine the Products with the Micro 21 in order to produce Integrated Systems for resale to IMI's customers; and (ii) make any additions, alterations, changes and/or modifications to the Products that IMI deems to be necessary or desirable in order to combine and/or integrate the Products with the Micro21 to produce Integrated Systems (collectively, the "Integration Modifications"). In connection with the License, DSC will, by the date of the Delivery of the Products required by the "First Purchase Order" (as such terms are defined below), equip the DSC R/S 2003 with an RS 232 communication port. In addition, by such date, the parties will agree upon a "command and status format" software protocol which will enable the electronic exchange of data between the DSC R/S 2003 Product and the Micro 21 workstation. Notwithstanding anything to the contrary contained in this Agreement, this License expressly excludes the right of IMI to, and IMI expressly covenants that it will not, modify or enhance the Software. Notwithstanding any other term or provision of this Agreement to the contrary, all Integration Modifications and all rights therein or appurtenant thereto (including without limitation patent rights, trade secret rights and other proprietary rights) will be and at all times remain the sole and exclusive property of IMI, and DSC will have no rights therein or thereto.

    1.2 INDEPENDENT CONTRACTORS. IMI and DSC are independent contractors to and of one another, and each agrees that neither may make agreements on behalf of or so obligate the other to any third party, except as provided in this Agreement, unless so expressly and previously authorized in writing.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.

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     1.3 SOLE SOURCE CONTRACT. The parties agree that this Agreement establishes a "sole source" relationship between IMI and DSC regarding the technology included and/or resident in the Product, its sub-assembles and/or replacement parts ("Spares"). Accordingly, IMI agrees that for the term of the Agreement and any extension thereof, IMI will purchase Spares from DSC only. Nothing contained in this Agreement is intended to restrict IMI's right to manufacture, cause to manufacture or acquire from any third party any equipment and/or sub-assemblies and/or replacement parts which perform functions similar to those of Product, subject to the provisions of this Agreement.

     1.4 PROMOTION AND DISTRIBUTION. Subject to Section 1.7 below, neither party shall be restricted or prohibited from distributing its products in any market or to any customer by virtue of this Agreement.

     1.5 USE OF TRADE NAMES; ADVERTISING. Other than as required by state and Federal law, neither party shall use any trade name or logo of the other in any way whatsoever without the express prior written approval of the owner of such trade name, mark or logo in each instance; provided that DSC hereby grants to IMI the right to use DSC's names, marks and logos in connection with the sale of the Integrated Systems.

     1.6 GOVERNMENTAL APPROVAL. IMI, at its sole cost and expense, shall obtain any government or agency approval or certifications for the Integrated Systems which IMI in its sole discretion deems necessary or advisable. DSC, at its sole cost and expense, shall obtain and maintain any governmental or agency approval or certification for the Product and the Spares required by law, rule or regulation.

     1.7 RESTRICTION. During the term of this Agreement, IMI agrees that it will not, directly or indirectly through any person, firm or entity, manufacture, procure, promote, distribute and/or sell, on a stand-alone basis, the Products, or any equipment substantially similar to the Products; provided, however, (i) that IMI shall have the right to sell Products or Spares to IMI customers which currently own Micro 21 workstations provided such Products or Spares are used only for purposes of creating Integrated Systems for such customers, and (ii) IMI shall have the right to sell Products and Spares to IMI customers which own Integrated Systems for purposes of replacing Products or Spares in such Integrated Systems.

2.  TRAINING AND SUPPORT

    2.1 TECHNICAL INFORMATION AND MARKETING MATERIALS. DSC shall provide IMI with any reasonable number of copies of technical, advisory and marketing materials developed by DSC with respect to the Products (collectively the "Materials") which shall be requested by IMI from time to time. All such materials shall be printed in the English language. IMI may copy, distribute, incorporate, reformat and/or translate any and all materials which IMI deems appropriate for promotion and distribution of the Integrated Systems. IMI shall defend, indemnify and hold DSC harmless from any damages or claims arising from errors or misrepresentations caused by such reformation and/or translation. The Materials will be kept current and up to date by DSC according to the standard practices of DSC.

    2.2 INITIAL TRAINING. DSC shall provide, at no charge to IMI, a two-day training course in the promotion, installation and service of the Product. The course shall be held for any number of IMI employees at any IMI facility in the continental United States. The training course will be held in the English language, supported by an IMI provided interpreter if necessary. All reading materials and manuals will be printed in the English language, supported by IMI provided translations also if necessary.

    2.3 ON-GOING SUPPORT. DSC wishes to support IMI to the fullest extent that it can. Accordingly, DSC shall provide IMI with on-going and continuous training and instruction by telephone and telefax free of charge. On site support shall be provided to IMI by DSC at mutually acceptable times and upon mutually acceptable terms.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.

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    2.4 AVAILABILITY OF SPARES. DSC shall provide and make Spares available to
IMI for a period of three (3) years following IMI's last order for Spares. In addition to the foregoing, in the event DSC discontinues the production of any Spares, DSC agrees to (a) make Spares available to IMI for a period of three (3) years from the date of such discontinuation; and (b) after such three-year period to: (i) provide IMI with documentation in reasonable detail necessary to enable IMI to fabricate, or to engage a third party to fabricate, such Spares for use solely in order to replace parts in Products previously purchased from DSC; and (ii) grant to IMI a perpetual, royalty-free, non-transferable, non-assignable license to fabricate such Spares solely in order to replace parts in Products previously purchased from DSC.

    2.5 RELEASES, UPDATES AND BULLETINS. IMI acknowledges that DSC may make changes to the hardware, software and/or firmware of the Product or Spares to increase performance and/or manufacturability and/or reliability which do not change the form, fit or function of such Product or Spares ("Engineering Updates"). For a period of three (3) years following IMI's last purchase of Product or Spares, DSC shall provide IMI with any such Engineering Updates for each such unit of Product or Spares purchased by IMI, free of charge as such Engineering Updates becomes available. DSC shall notify IMI of such Engineering Updates as and when put into effect. Notwithstanding anything to the contrary contained herein, Engineering Updates expressly do not include new products or new features which from time to time may be announced by DSC.

3.  PRODUCT PRICE, PURCHASE ORDERS, DELIVERY AND PAYMENT

     3.1 PRODUCT AND SPARES PRICING. The prices for Product and Spares are set out at Schedule 2 hereof (the "Product Prices"). The Product Prices are quoted in United States Dollars, FOB DiaSys.

       3.1.1 The Product Prices may not be increased during the term of this Agreement.

       3.1.2 Notwithstanding any other term or provision of this Agreement to the contrary, IMI will at all times be entitled to pricing on the Products and Spares equal to or less than the prices paid by any other customer of DSC for an equivalent purpose, and equivalent amount of Products and Spares on similar terms and conditions.

    3.2  PURCHASE ORDERS.

       3.2.1 IMI shall order units of Product and/or Spares by issuing IMI's standard order form, or telefax, or other written communication which is reasonably identified as a request to purchase units of Product or Spares (with each such order being hereafter referred to as a "Purchase Order"). Any such Purchase Order shall specify: (i) the model or part number(s) of units of Product or Spares; (ii) the quantity of each such Product or Spares; (iii) the price of each such Product or Spares ordered; (iv) the desired Delivery date for such units of Product or Spares ordered; (v) special handling or shipping instructions if any; (vi) to whom the units of Product or Spares are to be shipped; and, (vii) to whom the invoice for such shipment(s) shall be addressed. In accordance with Section 6.19 of this Agreement, in the event that any term or condition of any Purchase Order conflicts with this Agreement, or adds obligations to, or bestows additional rights on, any party, such term or condition of such Purchase Order shall be null and void, and the terms and conditions of this Agreement shall prevail.

       3.2.2 So long as this Agreement is in effect and IMI is not in breach or default of any provision, DSC shall accept any Purchase Order properly issued under this Section 3.2. Once issued, a Purchase Order may not be canceled; provided, however, that the date of Delivery (as defined below) specified in the Purchase Order may be delayed by IMI upon written notice to DSC for up to six months from the date of the Purchase Order.

    3.3 DELIVERY. Delivery shall mean the date upon which DSC delivers Product or Spares to the FOB point ("Delivery"). Upon Delivery of the Product and/or Spares, all risk of loss or damage shall pass to IMI.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.


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    3.4 PAYMENT TERMS. IMI shall pay each DSC invoice within sixty (60) days following Delivery of Product and/or Spares. IMI may deduct an additional two
(2) percent of the invoice amount for making payment of such invoice within ten
(10) days following receipt. All such payments shall be made by wire transfer to the account designated by DSC. In the event that IMI fails to pay for units of Product or Spares within said sixty (60) days, then in addition to other remedies available to DSC, DSC may suspend further Delivery of Product and Spares on order and reject subsequent Purchase Orders. DSC reserves the right to apply and accrue the maximum legal rate of interest on the balance of any overdue payments and to receive all reasonable costs and expenses incidental to the collection of any account, including counsel fees.

    3.5 MINIMUM ORDER. Simultaneous with the signing of this Agreement, IMI shall issue a Purchase Order to DSC for [ * ] units of Product, model R/S 2003 (the "First Purchase Order"). The parties agree that the date of Delivery of the Product set forth in the First Purchase Order shall be on or before December 31, 1996 and that IMI shall not have the option to delay such date of Delivery (as set forth in Section 3.2.2). IMI shall order [ * ] additional units of Product for Delivery prior to June 30, 1997. IMI may order additional Products and Spares as it deems appropriate during the term of this Agreement, all of which orders DSC shall accept as provided in Section 3.2.2 above.

    3.6 MANUFACTURING; COMPLIANCE. DSC agrees that all Products and Spares shall be manufactured and shipped in strict compliance with (i) the requirements of each Purchase Order, (ii) all specifications relating to the Products and/or the Spares, (iii) all Good Manufacturing Practices required or promulgated by the Food and Drug Administration as in effect at the time of manufacture and (iv) all applicable laws, rules, regulations and orders in effect at the time of manufacture. In addition, DSC's manufacturing facility shall be equipped with a quality assurance system, product standard documentation, product quality standard documentation, documented work procedure instructions, work operations records files and all other procedures required by applicable laws, rules, regulations and orders. DSC represents and covenants that each Product and Spare shall not, as of the date of Delivery thereof, (i) be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended (the "Act"), or (ii) be an article or item that is prohibited by the Act from being introduced into interstate commerce.

    3.7 INSPECTION; REJECTION. All Products and Spares shall be subject to inspection by IMI after Delivery to determine conformity with, among other things, the applicable Purchase Order and Section 3.6, above. IMI shall have the right to reject any non-conforming Product(s) or Spare(s). IMI shall not waive any warranty or other rights under this Agreement by inspecting or failing to inspect any Products or Spares.

4.  PRODUCT WARRANTIES

    4.1  PRODUCT WARRANTY BY DSC.

       4.1.1 SCOPE OF WARRANTY. DSC represents and warrants that the Product and Spares will conform to and perform in accordance with their published specifications and be free from defects in material and workmanship under normal use and service for a period of twelve (12) months from the date of Delivery. DSC's sole responsibility under this warranty is limited to the repair or replacement of any defective part of such Product or Spare which repair may, in the discretion of DSC, be performed at DSC's or IMI's premises. The cost of such repair or replacement, including labor and parts and shipping by UPS ground, is the responsibility of DSC.

       4.1.2 LIMITATIONS ON WARRANTY. This warranty is void if IMI fails to maintain electrical power and environmental conditions described in DSC's published specifications or instructions, or if the Product, Spares, or any part thereof, have been subject to any unauthorized modification, use with any unauthorized attachment, device or feature, accident, neglect, misuse, use of unauthorized software or media, tampering, or any event other than ordinary and/or authorized use.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.


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       4.1.3 EXCLUSION OF OTHER WARRANTIES. DSC'S REPRESENTATIONS AND WARRANTIES
UNDER SUBSECTION 4.1.1, SECTION 4.2 AND SECTION 6.1 ARE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

    4.2  ADDITIONAL WARRANTIES.

         4.2.1 AUTHORITY. DSC represents and warrants (i) that DSC has the full right, power and authority to grant the License and the other rights granted herein to IMI, and (ii) upon payment in full of the Product Prices set forth in this Agreement, that IMI shall receive good and marketable title to all Products and Spares free and clear of all liens, charges or encumbrances of any kind.

         4.2.2 PROPRIETARY RIGHTS.

         4.2.2.1 DSC represents, warrants and covenants that, to the best of its knowledge, neither the Products nor the Spares, nor the use thereof, infringes or will infringe any patent, copyright, trademark, trade name, trade secret, license or other proprietary or similar right of any person or entity.

         4.2.2.2 IMI represents, warrants and covenants that, to the best of its knowledge, neither the Integrated Systems (excluding Products and Spares), nor the use thereof, infringes or will infringe any patent, copyright, trademark, trade name, trade secret, license or other proprietary or similar right of any person or entity.

       4.2.3 NO VIRUSES. DSC represents, warrants and covenants that it will run its standard virus scan on the Products and Spares and hereby represents, warrants and covenants that, to the best of its knowledge, the Products and the Spares do not, and in the future shall not, contain any program or programs designed to cause any damage or loss to the Products, the Spares or the Software, the data utilized by the Products, the Spares or the Software or any software, data or equipment with which the Products, the Spares or the Software may directly or indirectly come into contact.

       4.2.4 DSC makes no warranties or representations about Product or Spares other than those expressly set forth in this Article 4.

    4.3 ALTERATIONS. IMI shall not make any alterations to the Product and/or Spares other than alterations which are authorized or permitted by this Agreement or which are from time to time authorized by DSC in writing.

    4.4  SERVICE AND REPAIR.

       4.4.1 IN-WARRANTY. If the Product(s) and/or Spares Delivered to IMI hereunder are found in need of repair or replacement, IMI shall notify DSC thereof. Upon receipt by DSC of such notice from IMI, DSC shall promptly issue to IMI a Return Merchandise Authorization number. IMI will return the unit of Product in need of repair or replacement with the following information: (i) IMI's name and address; (ii) name and telefax number of IMI's employee(s) to contact with questions concerning Product; (iii) a description of the defect in Product if known; and, (iv) a description of any remedial measures taken in the field to repair such Product. If the Product fails to conform to the Warranty and is returned within the Warranty period, DSC shall bear all costs associated with the repair or replacement, at DSC's options, of the defective unit and all shipping by UPS ground from and to IMI's facility any place in the continental United States.

       4.4.2 OUT-OF-WARRANTY. If IMI requests DSC to repair or replace any unit of Product after the Warranty Period as set forth in paragraph 4.1, IMI shall pay all costs for such services including but not limited to

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.



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all shipping costs from and to IMI's facility wheresoever located. IMI may elect to repair Product which is out-of-warranty or to provide for such service through an independent third party. Upon such election, DSC will provide IMI with assembly and service drawings for the Products and Spares. All such Spares required by IMI for repair of Product shall be purchased from DSC. Notwithstanding anything to the contrary contained herein, any repair or replacement performed by IMI or such third party shall be effected by replacing Spares only and shall expressly exclude repairs or replacement of "chips" and/or "board-level" components.

    4.5  PRODUCTS LIABILITY.

       4.5.1 INDEMNIFICATION BY DSC. DSC hereby agrees to indemnify, defend and hold IMI harmless from and against any and all claims, demands, actions, suits, proceedings, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, losses and/or damages arising from, out of or in connection with any actual or alleged injury to person(s) or property caused by a Product and/or any Spare(s), provided that: (i) IMI notifies DSC in writing of any actual or threatened claim promptly after IMI receives actual notice of such claim; and (ii) IMI grants to DSC the exclusive right to defend such claim at DSC's sole cost and expense. The foregoing notwithstanding, (a) IMI shall have the right to participate in such defense and to retain, at IMI's expense, counsel of IMI's choosing in connection therewith, and (b) DSC shall have no authority to settle any such claim without the prior written consent of IMI, which consent shall not be unreasonably withheld.

       4.5.2 INDEMNIFICATION BY IMI. IMI hereby agrees to indemnify, defend and hold DSC harmless from and against any and all claims, demands, actions, suits, proceedings, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, losses and/or damages arising from, out of or in connection with any actual or alleged injury to person(s) or property caused by the Integrated Systems (excluding any of the foregoing to the extent caused by any Products and/or Spares), provided that: (i) DSC notifies IMI in writing of any actual or threatened claim promptly after DSC receives actual notice of such claim; and (ii) DSC grants to IMI the exclusive right to defend such claim at IMI's sole cost and expense. The foregoing notwithstanding, (a) DSC shall have the right to participate in such defense and to retain, at DSC's expense, counsel of DSC's choosing in connection therewith, and (b) IMI shall have no authority to settle any such claim without the prior written consent of DSC, which consent shall not be unreasonably withheld.

5.  PATENTS

    5.1 INDEMNIFICATION BY DSC. DSC hereby agrees to indemnify, defend and hold harmless IMI from and against any and all claims, demands, actions, suits, proceedings, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, losses and/or damages arising from, out of or in connection with any actual or alleged infringement by a Product and/or any Spare(s) of any patent, copyright, trademark, trade name, trade secret, license or other proprietary or similar right of any person or entity, provided that:
(i) IMI notifies DSC in writing of any actual or threatened claim promptly after IMI receives actual notice of such claim; and (ii) IMI grants to DSC the exclusive right to defend such claim at DSC's sole cost and expense. The foregoing notwithstanding, (a) IMI shall have the right to participate in such defense and to retain, at IMI's expense, counsel of IMI's choosing In connection therewith, and (b) DSC shall have no authority to settle any such claim without the prior written consent of IMI, which consent shall not be unreasonably withheld.

    5.2 INDEMNIFICATION BY IMI. IMI hereby agrees to indemnify, defend and hold harmless DSC from and against any and all claims, demands, actions, suits, proceedings, costs, expenses (including reasonable attorneys' fees and expenses), liabilities, losses and/or damages arising from, out of or in connection with any actual or alleged infringement by the Integrated Systems (excluding any of the foregoing to the extent caused by any Products and/or Spares) of any patent, copyright, trademark, trade name, trade secret, license or other proprietary or similar right of any person or entity, provided that:
(i) DSC notifies IMI in writing of any actual or threatened claim promptly after DSC receives actual notice of such claim; and (ii) DSC grants to IMI the exclusive right to defend such claim at IMI's sole cost and expense. The foregoing notwithstanding, (a) DSC shall have the right to

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.

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participate in such defense and to retain, at DSC's expense, counsel of
DSC's choosing In connection therewith, and (b) IMI shall have no authority to settle any such claim without the prior written consent of DSC, which consent shall not be unreasonably withheld.

6.  GENERAL TERMS

     6.1 AUTHORITY AND OTHER GENERAL WARRANTIES. Each party represents and warrants (the "Warranting Party") to the other that, except as may be expressly stated otherwise in this Agreement:

       6.1.1 the Warranting Party, if a corporation, partnership, limited partnership, or other nonnatural person, is duly organized and subsisting under the laws of the jurisdiction of its incorporation or existence;

       6.1.2 the Warranting Party has full power and authority to enter into this Agreement;

       6.1.3 the execution and/or performance of this Agreement does not and will not violate or interfere with any other agreement of the Warranting Party, which violation or interference would have a material adverse effect on the Warranting Party;

       6.1.4 the Warranting Party will not enter into any agreement the execution and/or performance of which would violate or frustrate the purpose of this Agreement;

       6.1.5 the Warranting Party is not presently the subject of a voluntary or involuntary petition in bankruptcy, does not presently contemplate filing any such voluntary petition, and is not aware of any intention on the part of any other person to file such an involuntary petition against it;

       6.1.6 the Warranting Party is not presently the subject of, nor the proponent of, any claim that would have a material adverse effect on the other party; and

       6.1.7 any person executing this Agreement on behalf of the Warranting Party has actual authority to bind the Warranting Party to this Agreement.

    6.2 CONFIDENTIAL INFORMATION. IMI and DSC may find it useful or necessary to exchange and/or discuss certain aspects of each others' business which involves disclosure by one party to the other of certain confidential, proprietary and/or trade secret information including but not limited to announced and unannounced products, business plans, marketing strategies, customer lists, pricing strategies, financial data, technical "know-how", source and object code, firmware, manufacturing procedures or processes and sources for raw materials and all other such information concerning a party ("Confidential Information"). Such Confidential Information, whether oral or written, in whatever form provided shall remain the property of the party making such disclosure (the "Disclosing Party") to the other party (the "Receiving Party"). The Receiving Party shall use the Confidential Information of the Disclosing Party only for the benefit of the Disclosing Party and only in accordance with the terms of this Agreement. Each party expressly warrants that it will disclose the Confidential Information of the other to those persons within their respective organization on a "need to know" basis only. Each party also agrees that it will not disclose any Confidential Information of the other to any third party or use such Confidential Information for its own benefit or for the benefit of a third party whether or not the Receiving Party receives a pecuniary benefit for making such disclosure. The promises contained in this Section 6.2 shall survive any termination or expiration of this Agreement for a period of five (5) years following the effective date of such termination or expiration. Notwithstanding the foregoing, no information shall be deemed Confidential Information which:

       6.2.1 is in the public domain at time of disclosure; or,

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Securities and Exchange Commission.


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       6.2.2 becomes part of the public domain after disclosure but through no breach of this Agreement; or,

       6.2.3 is developed by the Receiving Party independently from and without knowledge of the disclosures made by the Disclosing Party under this Agreement. Confidential Information furnished in written and/or tangible form shall not be duplicated by the Receiving Party except for the purposes of this Agreement. Upon the Disclosing Party's request, the Receiving Party shall, within five (5) business days after notification, return all Confidential Information to the Disclosing Party including originals, copies, and work notes containing Confidential Information. Each party acknowledges and agrees that money damages would be an inadequate remedy for the injuries and damage that would be suffered by the Disclosing Party in the case of the Receiving Party's breach of its duties and obligations under this Section 6.2. Therefore, the Disclosing Party, besides any other remedies it may have at law or in equity, shall be entitled to injunctive and other equitable relief to enforce the provisions of this Section 6.2.

    6.3 EXCUSED NON-PERFORMANCE. No party hereto shall be liable to the other for any delay in performance or failure to perform any term or condition of this Agreement caused directly or indirectly by: fire, explosion, accident, storm, flood or earthquake; any third party's labor strike, any transportation embargo or delay; any judicial action, regulation, rule or act of any Government or governmental body or authorized agency; or any act of God; any armed conflict or civil commotion, or, any other cause of similar in character which is beyond the reasonable control of the aggrieving party.

    6.4 LIMITATIONS OF DAMAGE. In no event shall any party to this Agreement be liable to any other party to this Agreement for indirect, special, incidental, punitive or consequential damages, including, but not limited to, loss of anticipated profits or other economic loss, whether arising in contract, tort, strict liability, negligence or otherwise.

    6.5 TERM. This Agreement shall expire on October 31, 1998 unless earlier terminated by the happening of any of the following events:

       6.5.1 Either party becomes insolvent or files a voluntary petition of bankruptcy; or,

       6.5.2 A Receiver or Trustee is appointed for either party; or,

       6.5.3 Either party falls under the direct or indirect control of any company or individual which is then a substantial trade competitor of the other; or,

       6.5.4 Either party assigns, sells or disposes of all or any substantial part of its business or assets or effects any substantial change in its business or conduct thereof; or,

       6.5.5 The written notice of termination by IMI following the Delivery by DSC of at least, in the aggregate, [ * ] units of Products during the term of this Agreement.

Unless this Agreement has been terminated as provided above, this Agreement shall automatically renew for a period of two (2) years in the event that: (i) neither party is in breach of the Agreement; (ii) the Agreement is in effect on October 31, 1998; and, (iii) neither party has given written notice of its intention not to renew prior to October 31, 1998.

    6.6 Survival. The following Sections shall survive any expiration or termination of this Agreement: 1.1 Use Of Technology; 1.4 Promotion And Distribution; 1.5 Use of Trade Names; Advertising; 2.1 Technical Information and Marketing Materials; 2.3 On-going Support; 2.4 Availability Of Spares; 2.5 Releases, Updates and Bulletins; 3.1 Product And Spares Pricing; 3.3 Delivery;
3.4 Payment Terms; 3.5 Minimum Order; 3.6 Manufacturing; Compliance; 3.7 Inspection; Rejection; 4.1 Product Warranty; 4.2 Additional Warranties; 4.4

-----------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

Service and Repair; 4.5 Products Liability; 5.1 Indemnification By DSC; 5.2 Indemnification By IMI; 6.2 Confidential Information; 6.4 Limitations Of Damage;
6.6 Survival; 6.16 Dispute Resolution; 6.17 Compliance With Law; 6.19 Conflict with Purchase Order, and 6.20 Public Announcements.

    6.7 SEVERABILITY. If, for whatever reason, any part, provision or paragraph of this Agreement is adjudicated illegal or in conflict with any pertinent and applicable law by a court having competent jurisdiction, then to the extent that either party will not be deprived of a material benefit intended to be provided by this Agreement, that part, provision or paragraph shall be severed from this Agreement and the Parties shall be bound under all remaining parts, provisions and paragraphs herein.

    6.8 NOTICES. (a) Any notice, demand, consent, order or request required or permitted to be given under or sent pursuant to this Agreement to either party shall be in writing. If sent by telefax, the same shall be deemed effective when transmitted; provided that, all telefaxes so transmitted shall be followed by copies thereof sent forthwith by certified or registered mail.

     6.8.1 All such communications shall be sent to the following addresses as and if required:

     6.8.1.1      Tyce Fitzmorris
                  President
                  Intelligent Medical Imaging, Inc.
                  4360 Northlake BLVD, Suite 214
                  Palm Beach Gardens, Florida

     6.8.1.2      Todd M. DeMatteo
                  President
                  DiaSys Corporation
                  49 Leavenworth Street
                  Waterbury, CT 06488

     6.8.1.3 or, to such address(es) as each party may from time to time designate in writing.

     6.9 PARAGRAPH HEADINGS. Paragraph headings are included for convenience only and are not to be used to construe or interpret this Agreement.

     6.10 WAIVER. All rights available to either party under this Agreement or any other document delivered hereunder or in connection herewith, or allowed it by law or equity, are and shall be cumulative and may be exercised separately or concurrently and from time to time without waiver of any other remedies. No party hereto shall be deemed to have waived any right, power or privilege under this Agreement unless such waiver shall have been expressed in a written instrument signed by the waiving party. No delay or failure of either Party in exercising any right hereunder shall be deemed to constitute a waiver of such right.

     6.11 MODIFICATIONS. No modification, amendment, rescission or other change shall be binding on either party unless and until made in a single writing and signed by both parties.

     6.12 SCHEDULES. All schedules attached hereto are incorporated herein and made a part hereof as if fully set forth herein.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.

     6.13 ASSIGNMENT. This Agreement may not be assigned without the express written approval of each party hereto.

     6.14 BINDING EFFECT. This Agreement shall be binding upon the heirs, successors, and beneficiaries of each party.

     6.15 ENTIRE AGREEMENT. This Agreement supersedes and replaces all previous Agreements and commitments, if any, whether written or oral, between the parties except for the terms of a certain Mutual Confidentiality Agreement dated October 24, 1996 between the parties which Agreement shall remain in effect for the Confidential Information disclosed between the parties prior to the effective date of this Agreement. This Agreement represents the entire agreement of the Parties with respect to the subject matter hereof.

     6.16 DISPUTE RESOLUTION.

       6.16.1 Any dispute, disagreement, controversy or claim arising out of or with respect to this Agreement (each a "Dispute"), that is not resolved by the agreement of the parties must be resolved exclusively as set forth below:

       6.16.2 The parties shall attempt in good faith to resolve any Dispute arising out of and/or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy. In the event the parties are unable to resolve the Dispute on an informal basis, either party may give the other party a formal written notice of the Dispute (each a "Dispute Notice"). Within 15 days after receiving a Dispute Notice, the receiving party shall submit to the other a written response. The Dispute Notice and the response shall include: (a) a statement of each party's position and a summary of arguments supporting that position; and (b) the name and title of the executive who will represent that party in connection with the Dispute. Within 30 days after receipt of the Dispute Notice by the other party, the executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

       6.16.3 If the Dispute has not been resolved within ninety (90) days after receipt of the Dispute Notice by the receiving party or if the parties fail to meet within thirty (30) days after the receipt of the Disupute Notice by the receiving party, then any party may submit the Dispute to final and binding arbitration (without appeal or review) in Palm Beach, Dade or Broward Counties, Florida, if submitted by DSC, or in Hartford, Connecticut if submitted by IMI, administered by and in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). IMI will appoint one (1) arbitrator and DSC will appoint one (1) arbitrator, and the two (2) arbitrators so selected shall appoint a third arbitrator. Each arbitrator must be appointed in accordance with the rules of the AAA, and must not have any conflict of interest. The decision of a majority of the three arbitrators with respect to any Dispute shall be binding and conclusive upon the parties to this Agreement. Such decision shall be written and shall be supported by written findings of fact and conclusions, and shall set forth the award, judgment, decree or order awarded by the arbitrators. The judgment and any award rendered by the arbitrators may be enforced under applicable judicial procedures, including procedures for the entry and enforcement of arbitration awards by any federal or state court having jurisdiction.

       6.16.4 The parties will share equally the costs, including fees, of any mediator or arbitrator selected or appointed hereunder, but each party will otherwise be responsible for its own fees, costs and expenses in connection with any Dispute.

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     * Denotes confidential material omitted and filed separately with the
Securities and Exchange Commission.

       6.16.5 The provisions of this Section 6.16 shall not prevent or restrict either party from seeking or obtaining injunctive relief against the other party from any judicial or administrative authority pending the resolution of a Dispute as provided above.

       6.16.6 Each party is required to continue to perform its obligations under this contract pending final resolution of any Dispute arising out of or relating to this contract.

    6.17 COMPLIANCE WITH LAW. In the parties' performance and completion of their respective duties and obligations under this Agreement, the parties shall at all times fully comply with all applicable federal, state and local laws, statutes, ordinances, rules, regulations and orders.

    6.18 CONSTRUCTION. Unless the context of this Agreement otherwise clearly requires, (i) references in this Agreement to the plural include the singular, the singular the plural, the masculine the feminine, the feminine the masculine and the part the whole and (ii) the word "or" will not be construed as exclusive and the word "including" will not be construed as limiting.

    6.19 CONFLICT WITH PURCHASE ORDER. In the event that any term or condition of any Purchase Order conflicts with this Agreement, or adds obligations to, or bestows additional rights on, any party, such term or condition of such Purchase Order shall be null and void, and the terms and conditions of this Agreement shall prevail.

    6.20 PUBLIC ANNOUNCEMENTS. Each party agrees that, prior to disseminating any announcement related to the subject matter of this Agreement, it shall seek the approval of such announcement from the other party.

    IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have hereunto set their hands and seals as of the day and year above first written.

Intelligent Medical Imaging             DiaSys Corporation
Inc.

By:  /s/ Tyce M. Fitzmorris             By: /s/ Todd M. DeMatteo
     -----------------------------          ---------------------------
     Tyce M. Fitzmorris, President          Todd M. DeMatteo, President

-----------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

                              SCHEDULE 1 - PRODUCT

Product shall mean the R/S 2003 and FE-2 as further described by the attached published specification.

-----------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

                           SCHEDULE 2 - PRODUCT PRICE

So long as IMI is not otherwise in breach of the Agreement, IMI may purchase Product and Spares from DSC as follows:

------------------------------------------------------------------------------
PRODUCT: MODEL R/S 2003
------------------------------------------------------------------------------
ITEM:         R/S 2003
PART NUMBER:  RS-2003
PRICE:        USD [ * ]
INCLUDES:     [ * ] Control Console; [ * ] Automatic Aspirator; [ * ] Optical
              Slide Assembly; Connective Tubing; [ * ] Allen Wrenches ([ * ] each); [ * ] 24-Tube Rack; [ * ] Purge Tanks; [ * ] Wall Mounted
              Power Supply; [ * ] Instruction Manual; and [ * ] Shipping
              Container and Packing Material.

------------------------------------------------------------------------------
SPARES: MODEL R/S 2003
------------------------------------------------------------------------------
ITEM:         Enclosure and Wire Assembly
PART NUMBER:  9005-5001-000
PRICE:        USD  [ * ]
INCLUDES:     [ * ] Pump Controller P.C.B.; Cycle Time Indicator P.C.B.;
              Finished Metal Enclosure with Overlay; Push Button Switch Cable
              Assemblies ([ * ]); P.C.B. Mounting Hardware; P.C.B. Interconnect
              Cable Assembly; and Diagnostic and Power Indication LED Cable
              Assemblies.

ITEM:         Motor Assembly
PART NUMBER:  9003-3002-000
PRICE:        USD [ * ]
INCLUDES:     Unipolar Stepper Motor w/Molex Connector; Pump Mounting Block;
              Pump Mounting "L" Bracket; and Compliant Isolation Mounts ([ * ]).

ITEM:         Hydraulic Assembly
PART NUMBER:  9003-3005-000
PRICE:        USD [ * ]
INCLUDES:     Hydraulics Mounting Bracket; 3-Way Valve and Cable Assemblies
              ([ * ]); Pressure Sensor and Cable Assembly; Valve Mounting
              Brackets ([ * ]); Rear Enclosure Cover; Tubing Assembly; Pump
              Roller; and Plexiglass Panel.

ITEM:         R/S 2003 Automatic Aspirator
PART NUMBER:  RS300A
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

---------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

ITEM:         R/S 2003 Optical Slide Assembly Kit
PART NUMBER:  RS300K
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units, each of which include: [ * ] Glass Flow Cell; [ * ]
              Carrier; Connective Tubing; and Terminated with Luer Lock on Panel
              Slide of Carrier.

ITEM:         R/S 2003 Connective Tubing Kit
PART NUMBER:  RS300T
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units, each of which includes: [*] each Pre-Cut Tubing
              Lengths for Peristaltic Pump, Tubing between Aspirator and Optical
              Slide Assembly; and Tubing between Optical Slide Assembly and the
              Control Console.

ITEM:         R/S 2003 Allen Wrenches
PART NUMBER:  RS300W
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units of each Type

ITEM:         R/S 2003 24 Position Tube Rack
PART NUMBER:  RS300R
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         R/S 2003 Purge Tank
PART NUMBER:  RS300PT
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         R/S 2003 Wall Mounted Power Adapter
PART NUMBER:  RS300PS
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

                           * * *


------------------------------------------------------------------------------
PRODUCT: MODEL FE-2
------------------------------------------------------------------------------
ITEM:         FE-2
PART NUMBER:  FE2
PRICE:        USD [ * ]
INCLUDES:     [ * ] Control Console; [ * ] Stain Delivery Unit; [ * ] Dual
              Automatic Aspirator; [ * ] Dual Optical Slide Assembly; Connective
              Tubing; [ * ] Allen Wrenches ([ * ] each); [ * ] 15mL or 50 mL
              Tube Rack; [ * ] Purge Tank; [ * ] Stain Delivery Tank; [ * ] Wall
              Mounted Power Supply; [ * ] Instruction Manual; and [ * ] Shipping
              Container and Packing Material.

---------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------
SPARES: MODEL FE-2
------------------------------------------------------------------------------
ITEM:         Main Console Enclosure and Wire Assembly
PART NUMBER:  9004-4001-000
PRICE:        USD [ * ]
INCLUDES:     Finished Metal Enclosure with Overlay; [ * ]  Pump Controller P.C.
              Board; Cycle Time Indicator P.C. Board; Push Button Switch
              Cable Assemblies ([ * ]); Cable Assembly Diagnostic (Stained);
              Cable Assembly Stain Delivery Unit Power Receptacle; Cable
              Assembly Power Indicator; Cable Assembly Cycle Time Indicator
              Board; and Connective Tubing.

ITEM:         Stain Delivery Enclosure and Wire Assembly
PART NUMBER:  9004-4002-000
PRICE:        USD [ * ]
INCLUDES:     Base Welding Assembly with Overlay; Top Cover; Isolation Valve;
              Power Cable Sub-Assembly; and Connective Tubing.

ITEM:         Motor Assembly
PART NUMBER:  9003-3005-000
PRICE:        USD [ * ]
INCLUDES:     Unipolar Stepper Motor w/Molex Connector; Pump Mounting Block;
              Pump Mounting "L"  Bracket; Pump Roller Assembly; and Vibration
              Mount Square Double Stud ([ * ]).

ITEM:         Hydraulic Assembly
PART NUMBER:  9004-4015-000
PRICE:        USD [ *  ]
INCLUDES:     Hydraulic Mounting Bracket; Power Values with DC Mounting Jack;
              Fuse Holder and Power Switch Cable Assembly; Mounting Clip; Pinch
              Values ([ * ]); Assembly Pressure Sensor; Cable Assembly Pressure
              Sensor and Pinch Valves; Color Coded Connective Tubing; Valve
              Mounting Brackets ([ * ]); Rear Enclosure Cover; Tubing Assembly;
              and Plexiglass Panel.

ITEM:         FE-2 Dual Automatic Aspirator
PART NUMBER:  FE2A
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         FE-2 Dual Optical Slide Assembly Kit
PART NUMBER:  FE2K
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units, each of which include: [ * ] Glass Flow Cells; [ * ]
              Carrier; Connective Tubing; and Terminated with Luer Locks on
              Panel Slide of Carrier.

ITEM:         FE-2 Pump Tubing
PART NUMBER:  FE2T
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units, each of which includes [ * ] each Pre-Cut Tubing
              Length for Peristaltic Pump, Terminated with Color Coded
              Connectors.

---------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.

ITEM:         FE-2 Allen Wrenches
PART NUMBER:  FE2W
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units of each Type

ITEM:         FE-2 15mL Tube Rack
PART NUMBER:  FE2RS
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         FE-2 50mL Tube Rack
PART NUMBER:  FE2RL
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         FE-2 Purge Tank
PART NUMBER:  FE2W
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         FE-2 Iodine Tank
PART NUMBER:  FE2I
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

ITEM:         FE-2 Wall Mounted Power Adapter
PART NUMBER:  FEPS
PRICE:        USD [ * ]
INCLUDES:     [ * ] Units

---------
     * Denotes confidential material omitted and filed separately with the Securities and Exchange Commission.